Security Information






Security Purchased



CUSIP
002819AB6



Issuer
ABBOTT
LABORATORIES



Underwriters
BNP Paribas, Citigroup,
Morgan Stanley,
Wachovia, ABN Amro,
BoA, JP Morgan, Banca
IMI, BMO Capital
Markets, DBSI, Goldman
Sachs, Mitsubishi UFJ,
SG Americas Securities,
Williams Capital Group



Years of continuous operation, including predecessors
> 3 years



Security
ABT 5.6% 11/30/2017



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from
which purchased
Morgan Stanley



Firm commitment underwriting?
Yes



Trade date/Date of Offering
11/6/2007



Total amount of offering sold to QIBs
1,500,000,000



Total amount of any concurrent public
offering
0



Total
1,500,000,000



Public offering price
99.70



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.45%



Rating
A1/AA



Current yield
5.62%



Benchmark vs Spread (basis points)
127 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
7,500,000
 $7,477,425
0.50%



DWS Balanced VIP
Chicago
2,500,000
 $2,492,475
0.17%



Total

10,000,000
 $9,969,900
0.67%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
KYG017171003



Issuer
ALIBABA.COM LTD



Underwriters
DBSI, Goldman Sachs,
Morgan Stanley, BNP
Paribas, BOCI Asia Ltd,
China Construction Bank,
Citigroup, CLSA Ltd,
Pacific Crest Securities,
United Overseas Bank



Years of continuous operation, including predecessors
> 3 years



Ticker
1688 HK



Is the affiliate a manager or co-manager of offering?
Lead Manager



Name of underwriter or dealer from
which purchased
Goldman Sachs



Firm commitment underwriting?
Yes



Trade date/Date of Offering
10/27/2007



Total dollar amount of offering sold to
QIBs
 $             1,496,073,207



Total dollar amount of any concurrent
public offering
 $                                -



Total
 $             1,496,073,207



Public offering price
 $                           1.74



Price paid if other than public offering price
 N/A



Underwriting spread or commission
 $                           0.19



Rating
N/A



Current yield
N/A











Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS International Select
Equity VIP
Chicago
37,000
 $     64,448
0.00%



DWS Mid Cap Growth VIP
Chicago
75,000
 $   130,638
0.01%



DWS Technology Fund
Chicago
142,000
 $   247,342
0.02%



DWS Technology VIP
Chicago
22,500
 $     39,192
0.00%



New York Funds







DWS Emerging Markets
Equity Fund
New
York
60,500
 $   105,382
0.01%



DWS International Fund
New
York
     347,500
 $   605,291
0.04%



DWS International Select
Equity Fund
New
York
      39,000
 $     67,932
0.00%



DWS International VIP
New
York
     110,500
 $   192,474
0.01%



DWS Mid Cap Growth Fund
New
York
     175,000
 $   304,823
0.02%



Total

1,009,000
 $1,757,523
0.12%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
02635PTS2



Issuer
AMERICAN GENERAL
FINANCE



Underwriters
DBSI, Merrill Lynch,
RBS Securities, Bank of
Tokyo Mitsubishi, Bank
of NY, Barclays, BB&T,
BNP Paribas, Daiwa
Securities, HSBC,
Keybanc Capital Markets,
Mizuho Securities,
National City Corp, RBC
Capital Markets,
Santander Securities,
Scotia Capital, Soci



Years of continuous operation, including predecessors
> 3 years



Security
AIG 6.9% 12/15/2017



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
Merrill Lynch



Firm commitment underwriting?
Yes



Trade date/Date of Offering
12/12/2007



Total amount of offering sold to QIBs
3,000,000,000



Total amount of any concurrent public
offering
0



Total
3,000,000,000



Public offering price
99.29



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.43%



Rating
A1/A+



Current yield
6.90%



Benchmark vs Spread (basis points)
293 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Strategic Income Fund
Chicago
1,285,000
 $1,275,877
0.04%



DWS Strategic Income VIP
Chicago
335,000
 $   332,622
0.01%



Total

1,620,000
 $1,608,498
0.05%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
039483AX0



Issuer
ARCHER DANIELS



Underwriters
Barclays, DBSI, Goldman
Sachs, BoA, BNP
Paribas, Citigroup,
HSBC, JP Morgan,
Merrill Lynch, Mitsubishi
UFJ, Rabo Securities



Years of continuous operation, including predecessors
> 3 years



Security
ADM 6.45% 1/15/2038



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
Barclays



Firm commitment underwriting?
Yes



Trade date/Date of Offering
12/6/2007



Total amount of offering sold to QIBs
500,000,000



Total amount of any concurrent public
offering
0



Total
500,000,000



Public offering price
99.55



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.88%



Rating
A2/A



Current yield
6.48%



Benchmark vs Spread (basis points)
200 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Strategic Income Fund
Chicago
1,130,000
 $1,124,960
0.23%



DWS Strategic Income VIP
Chicago
285,000
 $   283,729
0.06%



Total

1,415,000
 $1,408,689
0.28%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
00206RAG7



Issuer
AT&T INC



Underwriters
Goldman Sachs, JP
Morgan, Wachovia,
DBSI, Greenwich Capital
Markets, Lehman
Brothers, Cabrera Capital
Markets, CastleOak
Securities, Citigroup,
Mitsubishi UFJ, Morgan
Stanley, UBS



Years of continuous operation, including predecessors
> 3 years



Security
T 6.3% 1/15/2038



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from
which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
12/3/2007



Total amount of offering sold to QIBs
2,750,000,000



Total amount of any concurrent public
offering
0



Total
2,750,000,000



Public offering price
99.56



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.88%



Rating
A2/A



Current yield
6.33%



Benchmark vs Spread (basis points)
210 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
775,000
 $   771,582
0.03%



New York Funds







DWS Bond VIP
New
York
500,000
 $   497,795
0.02%



Total

1,275,000
 $1,269,377
0.05%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
BRBOVHACNOR5



Issuer
BOVESPA HOLDINGS
SA



Underwriters
Credit Suisse, Goldman
Sachs, Banco Bradesco,
Banco Itau, Banco
Santander, UBS, BB
Banco De Investimentos,
DBSI, HSBC



Years of continuous operation, including predecessors
> 3 years



Ticker
BOVH3 BZ



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from
which purchased
Goldman Sachs



Firm commitment underwriting?
Yes



Trade date/Date of Offering
10/24/2007



Total dollar amount of offering sold to
QIBs
 $             3,200,734,444



Total dollar amount of any concurrent
public offering
 $                                -



Total
 $             3,200,734,444



Public offering price
 $                         12.78



Price paid if other than public offering price
 N/A



Underwriting spread or commission
 $                           0.26



Rating
N/A



Current yield
N/A











Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
10,600
 $   135,444
0.00%



DWS International Select
Equity VIP
Chicago
20,300
 $   259,389
0.01%



New York Funds







DWS Emerging Markets
Equity Fund
New
York
      33,300
 $   425,500
0.01%



DWS Global Thematic Fund
New
York
     142,300
 $1,818,278
0.06%



DWS International Fund
New
York
     191,700
 $2,449,500
0.08%



DWS International Select
Equity Fund
New
York
      21,500
 $   274,722
0.01%



DWS International VIP
New
York
      61,000
 $   779,444
0.02%



DWS Latin America Equity
Fund
New
York
84,600
 $1,081,000
0.03%



Total

565,300
 $7,223,278
0.23%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
KYG2112Y1098



Issuer
CHINA DONGXIANG
GROUP



Underwriters
DBSI, Merrill Lynch,
BNP Paribas, BOC
International, First
Shanghai Securities,
Guotai Junan Securities,
Sun Hung Kai
International, Tai Fook
Securities



Years of continuous operation, including predecessors
> 3 years



Ticker
3818 HK



Is the affiliate a manager or co-manager of offering?
Lead Manager



Name of underwriter or dealer from
which purchased
Merrill Lynch



Firm commitment underwriting?
Yes



Trade date/Date of Offering
10/3/2007



Total dollar amount of offering sold to
QIBs
 $               705,219,072



Total dollar amount of any concurrent
public offering
 $                                -



Total
 $               705,219,072



Public offering price
 $                           0.51



Price paid if other than public offering price
 N/A



Underwriting spread or commission
 $                           0.02



Rating
N/A



Current yield
N/A











Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
77,000
 $     39,492
0.01%



New York Funds







DWS Emerging Markets
Equity Fund
New
York
     237,000
 $   121,554
0.02%



DWS Global Thematic Fund
New
York
  1,043,000
 $   534,941
0.08%



Total

1,357,000
 $   695,987
0.10%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
172967EM9



Issuer
CITIGROUP INC



Underwriters
Citigroup, BoA, Bear
Stearns, Credit Suisse,
DBSI, Goldman Sachs,
Greenwich Capital
Markets, Jackson
Securities, Lehman
Brothers, UBS Securities,
Williams Capital Group



Years of continuous operation, including predecessors
> 3 years



Security
C 6.125% 11/21/2017



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from
which purchased
Citigroup



Firm commitment underwriting?
Yes



Trade date/Date of Offering
11/14/2007



Total amount of offering sold to QIBs
4,000,000,000



Total amount of any concurrent public
offering
0



Total
4,000,000,000



Public offering price
99.57



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.43%



Rating
Aa3/AA



Current yield
6.15%



Benchmark vs Spread (basis points)
190 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
3,750,000
 $3,733,950
0.09%



DWS Balanced VIP
Chicago
1,250,000
 $1,244,650
0.03%



Total

5,000,000
 $4,978,600
0.13%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
B29MVG3



Issuer
CREDIT SUISSE (CITY
OF KYIV)



Underwriters
Citigroup, Credit Suisse,
DBSI, UBS



Years of continuous operation, including predecessors
> 3 years



Security
CITKIE 8.25%
11/26/2012



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
Citigroup



Firm commitment underwriting?
Yes



Trade date/Date of Offering
11/19/2007



Total amount of offering sold to QIBs
250,000,000



Total amount of any concurrent public
offering
0



Total
250,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.05%



Rating
B1/BB-



Current yield
8.25%



Benchmark vs Spread (basis points)
463.5 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Multi Market Income
Trust
Chicago
3,485,000
 $3,485,000
1.39%



DWS Strategic Income Fund
Chicago
2,115,000
 $2,115,000
0.85%



DWS Strategic Income Trust
Chicago
870,000
 $   870,000
0.35%



DWS Strategic Income VIP
Chicago
530,000
 $   530,000
0.21%



Total

7,000,000
 $7,000,000
2.80%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
12662P108



Issuer
CVR ENERGY INC



Underwriters
DBSI, Goldman Sachs,
Citigroup, Credit Suisse,
Simmons & Co



Years of continuous operation, including predecessors
> 3 years



Ticker
CVI US



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
Goldman Sachs



Firm commitment underwriting?
Yes



Trade date/Date of Offering
10/22/2007



Total dollar amount of offering sold to
QIBs
 $               380,000,000



Total dollar amount of any concurrent
public offering
 $                                -



Total
 $               380,000,000



Public offering price
 $                         20.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
 $                           1.24



Rating
N/A



Current yield
N/A











Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Small Cap Growth VIP
Chicago
14,900
 $   298,000
0.08%



New York Funds







DWS Small Cap Growth Fund
New
York
27,500
 $   550,000
0.14%



Total

42,400
 $   848,000
0.22%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
AEDFXA0M6V00



Issuer
DP WORLD LIMITED



Underwriters
DBSI, Dubai Islamic
Bank, Merrill Lynch,
Suaa Capital



Years of continuous operation, including predecessors
> 3 years



Ticker
DPW DU



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
Merrill Lynch



Firm commitment underwriting?
Yes



Trade date/Date of Offering
11/21/2007



Total dollar amount of offering sold to
QIBs
 $             4,963,400,000



Total dollar amount of any concurrent
public offering
 $                                -



Total
 $             4,963,400,000



Public offering price
 $                           1.30



Price paid if other than public offering price
 N/A



Underwriting spread or commission
 $                           0.01



Rating
N/A



Current yield
N/A











Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
248,999
 $   323,699
0.01%



DWS International Select
Equity VIP
Chicago
372,300
 $   483,990
0.01%



New York Funds







DWS Global Thematic Fund
New
York
  3,583,804
 $4,658,945
0.09%



DWS International Fund
New
York
  3,540,300
 $4,602,390
0.09%



DWS International Select
Equity Fund
New
York
402,700
 $   523,510
0.01%



DWS International VIP
New
York
  1,125,100
 $1,462,630
0.03%



Total

9,273,203
 $ 12,055,164
0.24%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
29268BAC5



Issuer
ENEL FINANCE
INTERNATIONAL



Underwriters
Citigroup, Credit Suisse,
DBSI, Goldman Sachs, JP
Morgan, Morgan Stanley



Years of continuous operation, including predecessors
> 3 years



Security
ENEL 6.8% 9/15/2037



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
Credit Suisse



Firm commitment underwriting?
Yes



Trade date/Date of Offering
9/13/2007



Total amount of offering sold to QIBs
1,000,000,000



Total amount of any concurrent public
offering
0



Total
1,000,000,000



Public offering price
99.74



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.88%



Rating
A1/A



Current yield
6.84%



Benchmark vs Spread (basis points)
209 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
810,000
 $   807,854
0.08%



New York Funds







DWS Core Fixed Income
Fund
New
York
3,345,000
 $3,336,136
0.33%



Total

4,155,000
 $4,143,989
0.42%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
26882PBB7



Issuer
ERAC USA FINANCE
COMPANY



Underwriters
BoA, DBSI, JP Morgan,
BNP Paribas, HSBC,
Mitsubishi UFJ
Securities, RBC Capital
Markets, RBS Greenwich
Capital, Wells Fargo



Years of continuous operation, including predecessors
> 3 years



Security
ENTERP 6.375%
10/15/2017



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
10/10/2007



Total amount of offering sold to QIBs
1,000,000,000



Total amount of any concurrent public
offering
0



Total
1,000,000,000



Public offering price
99.83



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.60%



Rating
Baa2/BBB



Current yield
6.39%



Benchmark vs Spread (basis points)
175 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
1,500,000
 $1,497,375
0.15%



DWS Balanced VIP
Chicago
500,000
 $   499,125
0.05%



Total

2,000,000
 $1,996,500
0.20%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
GB00B29BCK10



Issuer
EURASIAN NATURAL
RESOURCES



Underwriters
ABN Amro, Credit
Suisse, DBSI, Morgan
Stanley



Years of continuous operation, including predecessors
> 3 years



Ticker
ENRC LN



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
Credit Suisse



Firm commitment underwriting?
Yes



Trade date/Date of Offering
12/6/2007



Total dollar amount of offering sold to
QIBs
 $             2,767,351,653



Total dollar amount of any concurrent
public offering
 $                                -



Total
 $             2,767,351,653



Public offering price
 $                         10.96



Price paid if other than public offering price
 N/A



Underwriting spread or commission
 $                           0.31



Rating
N/A



Current yield
N/A











Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
52,840
 $   578,904
0.02%



New York Funds







DWS Global Thematic Fund
New
York
758,685
 $8,311,994
0.30%



Total

811,525
 $8,890,898
0.32%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
30161MAE3



Issuer
EXELON
GENERATION CO



Underwriters
Barclays, Citigroup, JP
Morgan, BNP Paribas,
Cabrera Capital Markets,
DBSI, Goldman Sachs,
Loop Capital Markets,
Scotia Capital, UBS



Years of continuous operation, including predecessors
> 3 years



Security
EXC 6.2% 10/1/2017



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from
which purchased
Citigroup



Firm commitment underwriting?
Yes



Trade date/Date of Offering
9/25/2007



Total amount of offering sold to QIBs
700,000,000



Total amount of any concurrent public
offering
0



Total
700,000,000



Public offering price
99.76



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.65%



Rating
A3/BBB+



Current yield
6.22%



Benchmark vs Spread (basis points)
165 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
2,250,000
 $2,244,510
0.32%



DWS Balanced VIP
Chicago
750,000
 $   748,170
0.11%



New York Funds







DWS Bond VIP
New
York
590,000
 $   588,560
0.08%



Total

3,590,000
 $3,581,240
0.51%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
302570AY2



Issuer
FPL GROUP CAPITAL
INC



Underwriters
Barclays, Greenwich
Capital Markets, JP
Morgan, Wachovia,
BBVA, Bear Stearns,
DBSI, HVB Capital
Markets, Lazard,
Williams Capital Group



Years of continuous operation, including predecessors
> 3 years



Security
FPL FRN 9/10/2067



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from
which purchased
Wachovia



Firm commitment underwriting?
Yes



Trade date/Date of Offering
9/10/2007



Total amount of offering sold to QIBs
250,000,000



Total amount of any concurrent public
offering
0



Total
250,000,000



Public offering price
99.78



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.00%



Rating
A3//BBB+



Current yield
7.86%



Benchmark vs Spread (basis points)
300 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
275,000
 $   274,381
0.11%



New York Funds







DWS Bond VIP
New
York
20,000
 $     19,955
0.01%



DWS Core Fixed Income
Fund
New
York
1,125,000
 $1,122,469
0.45%



DWS Lifecycle Long Range
Fund
New
York
170,000
 $   169,618
0.07%



Total

1,590,000
 $1,586,423
0.64%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased


CUSIP
54318P108


Issuer
LONGTOP FINANCIAL
TECHNOLOGIES


Underwriters
DBSI, Goldman Sachs,
Jefferies & Co


Years of continuous operation, including predecessors
> 3 years


Ticker
LFT US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from
which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/24/2007


Total dollar amount of offering sold to
QIBs
 $               182,600,000


Total dollar amount of any concurrent
public offering
 $                                -


Total
 $               182,600,000


Public offering price
 $                         17.50


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                           1.23


Rating
N/A


Current yield
N/A










Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Small Cap Growth VIP
Chicago
1,700
 $     29,750
0.02%



New York Funds







DWS Emerging Markets
Equity Fund
New
York
        2,300
 $     40,250
0.02%



DWS Global Opportunities
Fund
New
York
6,100
 $   106,750
0.06%



DWS Global Opportunities
VIP
New
York
        2,400
 $     42,000
0.02%



DWS Small Cap Growth Fund
New
York
        3,000
 $     52,500
0.03%



Total

15,500
 $   271,250
0.15%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.  Where
fund performance is 0%, the security
was sold on the same day that it was purc








Security Information






Security Purchased



CUSIP
574795100



Issuer
MASIMO CORP



Underwriters
Citigroup, DBSI, Piper
Jaffray, Cowen & Co,
Thomas Weisel Partners



Years of continuous operation, including predecessors
> 3 years



Ticker
MASI US



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
Piper Jaffray



Firm commitment underwriting?
Yes



Trade date/Date of Offering
8/7/2007



Total dollar amount of offering sold to
QIBs
 $               202,580,000



Total dollar amount of any concurrent
public offering
 $                                -



Total
 $               202,580,000



Public offering price
 $                         17.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
 $                           1.19



Rating
N/A



Current yield
N/A











Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Small Cap Growth VIP
Chicago
44,800
 $   761,600
0.38%



New York Funds







DWS Small Cap Growth Fund
New
York
82,400
 $1,400,800
0.69%



Total

127,200
 $2,162,400
1.07%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
JP3892100003



Issuer
CHUO MITSUI TRUST
HOLDINGS



Underwriters
Morgan Stanley, Nomura
Securities, Aizawa
Securities, BNP Paribas,
Citigroup, Daiwa
Securities, DBSI,
Goldman Sachs, JP
Morgan, Kyokuto
Securities, Mitsui
Securities, Mitsubishi
UFJ, Monex Securities,
Okasan Securities, Shinko
Securities, SMBC Friend
Secu



Years of continuous operation, including predecessors
> 3 years



Ticker
8309 JP



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from
which purchased
Nomura Securities



Firm commitment underwriting?
Yes



Trade date/Date of Offering
7/23/2007



Total dollar amount of offering sold to
QIBs
 $               714,325,618



Total dollar amount of any concurrent
public offering
 $                                -



Total
 $               714,325,618



Public offering price
 $                           8.69



Price paid if other than public offering price
 N/A



Underwriting spread or commission
 $                           0.18



Rating
N/A



Current yield
N/A











Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS International Select
Equity VIP
Chicago
25,000
 $   217,194
0.03%



New York Funds







DWS International Fund
New
York
     118,000
 $1,025,157
0.14%



DWS International Select
Equity Fund
New
York
      25,000
 $   217,194
0.03%



DWS International VIP
New
York
      38,000
 $   330,135
0.05%



Total

206,000
 $1,789,680
0.25%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
617446V71



Issuer
MORGAN STANLEY



Underwriters
Morgan Stanley, Blaylock
& Co, Calyon, DBSI,
Mitsubishi UFJ,
Santander Investment
Securities, Scotia Capital,
Williams Capital Group



Years of continuous operation, including predecessors
> 3 years



Security
MS 6.25% 8/28/2017



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from
which purchased
Morgan Stanley



Firm commitment underwriting?
Yes



Trade date/Date of Offering
8/23/2007



Total amount of offering sold to QIBs
1,500,000,000



Total amount of any concurrent public
offering
0



Total
1,500,000,000



Public offering price
99.85



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.45%



Rating
Aa3/AA-



Current yield
6.26%



Benchmark vs Spread (basis points)
75 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
100,000
 $     99,853
0.01%



New York Funds







DWS Core Fixed Income
Fund
New
York
300,000
 $   299,559
0.02%



DWS Lifecycle Long Range
Fund
New
York
450,000
 $   449,339
0.03%



Total

850,000
 $   848,751
0.06%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
67551U105



Issuer
OCH-ZIFF CAPITAL
MANAGEMENT



Underwriters
Citigroup, DBSI,
Goldman Sachs, JP
Morgan, Lehman
Brothers, Merrill Lynch,
Morgan Stanley, Bank of
China, Bear Stearns,
Credit Suisse, Keefe
Bruyette & Woods,
Macquarie Bank,
Nomura, Ramirez & Co,
Utendahl Capital Partners



Years of continuous operation, including predecessors
> 3 years



Ticker
OZM US



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
Lehman Brothers



Firm commitment underwriting?
Yes



Trade date/Date of Offering
11/13/2007



Total dollar amount of offering sold to
QIBs
 $             1,152,000,000



Total dollar amount of any concurrent
public offering
 $                                -



Total
 $             1,152,000,000



Public offering price
 $                         32.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
 $                           1.76



Rating
N/A



Current yield
N/A











Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Mid Cap Growth VIP
Chicago
19,200
 $   614,400
0.05%



New York Funds







DWS Mid Cap Growth Fund
New
York
     429,600
 $ 13,747,200
1.19%



Total

448,800
 $ 14,361,600
1.25%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
70645JBD3



Issuer
PEMEX PROJECT
FUNDING MASTER
TRUST



Underwriters
Credit Suisse, DBSI,
Merrill Lynch, HSBC,
Morgan Stanley, UBS



Years of continuous operation, including predecessors
> 3 years



Security
PEMEX 5.75% 3/1/2018



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
Credit Suisse



Firm commitment underwriting?
Yes



Trade date/Date of Offering
10/17/2007



Total amount of offering sold to QIBs
1,500,000,000



Total amount of any concurrent public
offering
0



Total
1,500,000,000



Public offering price
99.32



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.38%



Rating
Baa1/BBB+



Current yield
5.79%



Benchmark vs Spread (basis points)
128 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
910,000
 $   903,776
0.06%



New York Funds







DWS Core Fixed Income
Fund
New
York
4,080,000
 $4,052,093
0.27%



DWS Lifecycle Long Range
Fund
New
York
710,000
 $   705,144
0.05%



Total

5,700,000
 $5,661,012
0.38%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
74955WAJ8



Issuer
RH DONNELLEY CORP



Underwriters
JP Morgan, BoA, Bear
Stearns, Credit Suisse,
DBSI, Wachovia,
Barclays, BNP Paribas,
GE Capital Markets, ING
Financial, RBS
Greenwich Capital, Scotia
Capital



Years of continuous operation, including predecessors
> 3 years



Security
RHD 8.875% 10/15/2017



Is the affiliate a manager or co-manager of offering?
Senior Co-Manager



Name of underwriter or dealer from
which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
9/19/2007



Total amount of offering sold to QIBs
1,500,000,000



Total amount of any concurrent public
offering
0



Total
1,500,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.75%



Rating
B3/B



Current yield
8.88%



Benchmark vs Spread (basis points)
436 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
240,000
 $   240,000
0.02%



DWS Balanced VIP
Chicago
75,000
 $     75,000
0.01%



DWS High Income Fund
Chicago
2,880,000
 $2,880,000
0.19%



DWS High Income Trust
Chicago
335,000
 $   335,000
0.02%



DWS High Income VIP
Chicago
400,000
 $   400,000
0.03%



DWS Multi Market Income
Trust
Chicago
200,000
 $   200,000
0.01%



DWS Strategic Income Fund
Chicago
200,000
 $   200,000
0.01%



DWS Strategic Income Trust
Chicago
55,000
 $     55,000
0.00%



DWS Strategic Income VIP
Chicago
50,000
 $     50,000
0.00%



New York Funds







DWS Bond VIP
New
York
30,000
 $     30,000
0.00%



DWS Core Fixed Income
Fund
New
York
86,000
 $     86,000
0.01%



DWS High Income Plus Fund
New
York
565,000
 $   565,000
0.04%



Total

5,116,000
 $5,116,000
0.34%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
80007P307



Issuer
SANDRIDGE ENERGY
INC



Underwriters
BoA, Goldman Sachs,
Lehman Brothers, Bear
Stearns, Credit Suisse,
DBSI, Howard Weil, JP
Morgan, Raymond James,
RBC Capital Markets,
Simmons & Co, Tuder
Pickering & Co, UBS



Years of continuous operation, including predecessors
> 3 years



Ticker
SD US



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from
which purchased
Lehman Brothers



Firm commitment underwriting?
Yes



Trade date/Date of Offering
11/5/2007



Total dollar amount of offering sold to
QIBs
 $               746,200,000



Total dollar amount of any concurrent
public offering
 $                                -



Total
 $               746,200,000



Public offering price
 $                         26.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
 $                           1.56



Rating
N/A



Current yield
N/A











Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Mid Cap Growth VIP
Chicago
2,700
 $     70,200
0.01%



New York Funds







DWS Mid Cap Growth Fund
New
York
      60,600
 $1,575,600
0.21%



Total

63,300
 $1,645,800
0.22%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
JP3435350008



Issuer
SONY FINANCIAL
HOLDINGS INC



Underwriters
JP Morgan, Nomura,
Daiwa Securities,
Citigroup, DBSI



Years of continuous operation, including predecessors
> 3 years



Ticker
8729 JP



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from
which purchased
Nomura



Firm commitment underwriting?
Yes



Trade date/Date of Offering
10/1/2007



Total dollar amount of offering sold to
QIBs
 $             2,765,654,034



Total dollar amount of any concurrent
public offering
 $                                -



Total
 $             2,765,654,034



Public offering price
 $                     3,457.07



Price paid if other than public offering price
 N/A



Underwriting spread or commission
 $                       138.28



Rating
N/A



Current yield
N/A











Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
239
 $   826,239
0.03%



New York Funds







DWS Global Thematic Fund
New
York
        3,134
 $ 10,834,450
0.39%



Total

3,373
 $ 11,660,689
0.42%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
880349AJ4



Issuer
TENNECO INC



Underwriters
BoA, Citigroup, DBSI, JP
Morgan, RBS Greenwich
Capital



Years of continuous operation, including predecessors
> 3 years



Security
TEN 8.125% 11/15/2015



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
BoA



Firm commitment underwriting?
Yes



Trade date/Date of Offering
11/1/2007



Total amount of offering sold to QIBs
250,000,000



Total amount of any concurrent public
offering
0



Total
250,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.88%



Rating
B2/B+



Current yield
8.13%



Benchmark vs Spread (basis points)
390 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
145,000
 $   145,000
0.06%



DWS Balanced VIP
Chicago
45,000
 $     45,000
0.02%



DWS High Income Fund
Chicago
1,705,000
 $1,705,000
0.68%



DWS High Income Trust
Chicago
205,000
 $   205,000
0.08%



DWS High Income VIP
Chicago
255,000
 $   255,000
0.10%



DWS Multi Market Income
Trust
Chicago
125,000
 $   125,000
0.05%



DWS Strategic Income Fund
Chicago
120,000
 $   120,000
0.05%



DWS Strategic Income Trust
Chicago
35,000
 $     35,000
0.01%



DWS Strategic Income VIP
Chicago
30,000
 $     30,000
0.01%



New York Funds







DWS High Income Plus Fund
New
York
335,000
 $   335,000
0.13%



Total

3,000,000
 $3,000,000
1.20%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
902133AC1



Issuer
TYCO ELECTRONICS
GROUP



Underwriters
BoA, Citigroup, DBSI,
Goldman Sachs, Morgan
Stanley, UBS, Barclays,
BNP Paribas, JP Morgan



Years of continuous operation, including predecessors
> 3 years



Security
TEL 6.55% 10/1/2017



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
Goldman Sachs



Firm commitment underwriting?
Yes



Trade date/Date of Offering
9/20/2007



Total amount of offering sold to QIBs
750,000,000



Total amount of any concurrent public
offering
0



Total
750,000,000



Public offering price
99.67



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.60%



Rating
Baa2/BBB



Current yield
6.57%



Benchmark vs Spread (basis points)
190 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
1,500,000
 $1,494,975
0.20%



DWS Balanced VIP
Chicago
500,000
 $   498,325
0.07%



Total

2,000,000
 $1,993,300
0.27%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
902133AB3



Issuer
TYCO ELECTRONICS
GROUP



Underwriters
BoA, Citigroup, DBSI,
Goldman Sachs, Morgan
Stanley, UBS, Barclays,
BNP Paribas, JP Morgan



Years of continuous operation, including predecessors
> 3 years



Security
TEL 7.125% 10/1/2037



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
Goldman Sachs



Firm commitment underwriting?
Yes



Trade date/Date of Offering
9/20/2007



Total amount of offering sold to QIBs
500,000,000



Total amount of any concurrent public
offering
0



Total
500,000,000



Public offering price
99.54



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.60%



Rating
Baa2/BBB



Current yield
7.16%



Benchmark vs Spread (basis points)
220 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
1,500,000
 $1,493,160
0.30%



DWS Balanced VIP
Chicago
500,000
 $   497,720
0.10%



Total

2,000,000
 $1,990,880
0.40%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
928563402



Issuer
VMWARE INC



Underwriters
Citigroup, Credit Suisse,
DBSI, JP Morgan,
Lehman Brothers, Merrill
Lynch, AG Edwards,
BoA, Bear Stearns,
HSBC, UBS, Wachovia



Years of continuous operation, including predecessors
> 3 years



Ticker
VMW US



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from
which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
8/13/2007



Total dollar amount of offering sold to
QIBs
 $               957,000,000



Total dollar amount of any concurrent
public offering
 $                                -



Total
 $     957,000,000



Public offering price
 $   29.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
 $  1.60



Rating
N/A



Current yield
N/A











Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
38,700
 $1,122,300
0.12%



DWS Balanced VIP
Chicago
12,500
 $   362,500
0.04%



DWS Mid Cap Growth VIP
Chicago
4,200
 $   121,800
0.01%



DWS Technology Fund
Chicago
77,000
 $2,233,000
0.23%



DWS Technology VIP
Chicago
12,100
 $   350,900
0.04%



New York Funds







DWS Capital Growth Fund
New
York
     137,400
 $3,984,600
0.42%



DWS Capital Growth VIP
New
York
      84,300
 $2,444,700
0.26%



DWS Large Company Growth
Fund
New
York
23,300
 $   675,700
0.07%



DWS Mid Cap Growth Fund
New
York
      94,400
 $2,737,600
0.29%



Total
 483,900
 $ 14,033,100
1.47%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.








Security Information






Security Purchased



CUSIP
931142CK7



Issuer
WAL-MART STORES
INC



Underwriters
BoA, Citigroup, Credit
Suisse, Goldman Sachs,
Barclays, DBSI, Dresdner
Kleinwort, HSBC, JP
Morgan, Lehman
Brothers, Mitsubishi UFJ,
Mizuho Securities,
Morgan Stanley, RBS
Greenwich Capital,
Standard Chartered Bank,
UBS, Wachovia



Years of continuous operation, including predecessors
> 3 years



Security
WMT 6.5% 8/15/2037



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from
which purchased
Goldman Sachs



Firm commitment underwriting?
Yes



Trade date/Date of Offering
8/17/2007



Total amount of offering sold to QIBs
2,250,000,000



Total amount of any concurrent public
offering
0



Total
2,250,000,000



Public offering price
99.92



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.88%



Rating
AA2/AA



Current yield
6.51%



Benchmark vs Spread (basis points)
150 bp











Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
1,135,000
 $1,134,137
0.05%



New York Funds







DWS Core Fixed Income
Fund
New
York
3,765,000
 $3,762,139
0.17%



Total

4,900,000
 $4,896,276
0.22%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.
*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.